                                 NASH-FINCH COMPANY

                             --------------------------
                             FOURTH AMENDMENT AGREEMENT
                             --------------------------

                                        RE:

                     NOTE AGREEMENTS DATED AS OF MARCH 22,1996

                                        AND

                                    $30,000,000
          FIRST AMENDED AND RESTATED 8.13% SENIOR NOTES DUE OCTOBER 1,2006

                            DATED AS OF DECEMBER 1, 1997

                                    $30,000,000
         SECOND AMENDED AND RESTATED 8.38% SENIOR NOTES DUE OCTOBER 1, 2006

                                 NASH-FINCH COMPANY
                              7600 France Avenue South
                         Minneapolis, Minnesota 55440-0355

                             FOURTH AMENDMENT AGREEMENT

                                        RE:
                    NOTE AGREEMENTS DATED AS OF MARCH 22, 1996
                                        AND
                                    $30,000,000
         FIRST AMENDED AND RESTATED 8.13% SENIOR NOTES DUE OCTOBER 1, 2006

                                    $30,000,000
         SECOND AMENDED AND RESTATED 8.38% SENIOR NOTES DUE OCTOBER 1, 2006


                                                  Dated as of December 1, 1997


To the Institutional Investors
 listed on Annex 1 hereto which
 are signatories to this Agreement

Ladies and Gentlemen:

     Reference is made to the separate Note Agreements (collectively, the "ORIGINAL NOTE AGREEMENT"), each dated as of March 22, 1996, between Nash-Finch Company, a Delaware corporation (the "COMPANY"), and each of the institutions named in Schedule I thereto (the "ORIGINAL HOLDERS"), under and pursuant to which Thirty Million Dollars ($30,000,000) aggregate principal amount of the Company's 7.13% Senior Notes due October 1, 2006 (the "ORIGINAL NOTES") were originally issued to the Original Holders. The Original Note Agreement, as amended by that certain First Amendment dated as of November 15, 1996, that certain Second Amendment dated as of November 15, 1996 and that certain Third Amendment Agreement (the "THIRD AMENDMENT") dated as of January 15, 1997, is herein referred to as the "EXISTING NOTE AGREEMENT". The Original Notes, as amended and restated pursuant to the Third Amendment, are herein referred to, individually, as an "EXISTING NOTE", and collectively, as the "EXISTING NOTES". Each of the institutions named in Annex 1 hereto are herein referred to, individually, as a "HOLDER", and collectively, as the "HOLDERS".

     The Company desires to enter into this Fourth Amendment Agreement (this "AGREEMENT") to, among other things, amend the Existing Note Agreement to modify certain financial covenants, and amend the Existing Notes to increase the interest rate applicable thereto, all as more particularly described herein.

     As of the Effective Date (as defined in Section 3), the Holders hold, beneficially or of record, one hundred percent (100%) of the outstanding Existing Notes.

     In consideration of the foregoing and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company and, subject to satisfaction of the conditions set forth in
Section 3, the Holders, hereby agree to the amendments set forth below.

SECTION 1.  DEFINED TERMS.

     All capitalized terms used but not specifically defined in this Agreement have the respective meanings assigned to them in, or pursuant to the provisions of, the Existing Note Agreement as amended by this Agreement (the Existing Note Agreement as so amended is herein referred to as the "AMENDED NOTE AGREEMENT").

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

     The Company warrants and represents to EACH HOLDER THAT AS OF the date of this Agreement and as of the Effective Date:

     2.1 ORGANIZATION AND AUTHORITY; SUBSIDIARIES. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all corporate power and authority necessary to carry on its business as now conducted, has duly qualified or has been duly licensed, and is authorized to do business as a foreign corporation, in each jurisdiction where the failure to be so qualified or licensed and authorized, in the aggregate for all such failures, could reasonably be expected to have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company, and has full right and authority to enter into this Agreement, and to perform each and all of the matters and things provided for in this Agreement, the Amended Note Agreement and the Amended Notes (defined below).

     2.2 PENDING LITIGATION. There are no proceedings, actions or investigations pending, or to the knowledge of the Company, threatened, against the Company or any Subsidiary in any court or before any governmental authority or arbitration board or tribunal that, in the aggregate for all such proceedings, actions or investigations has had or could reasonably be expected to have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations set forth in this Agreement, the Amended Note Agreement or the Amended Notes.

     2.3 NO DEFAULTS. No event has occurred and is continuing and no condition exists which, upon execution and delivery of this Agreement, would constitute a Default or Event of Default. The Company is not in default in the payment of principal or interest on any Debt the aggregate outstanding balance of which is equal to or in excess of One Million Dollars ($1,000,000) and is not in default under any instrument or instruments or agreements under and subject to which any such Debt has been issued and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute a default or an event of default thereunder.

     2.4 FULL DISCLOSURE. None of the written statements, documents or other written materials furnished by, or on behalf of, the Company to the Holders in connection with the negotiation, execution and delivery of this Agreement contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading in light of the circumstances in which they were made. There is no fact which the Company has not disclosed to the Holders which materially affects adversely or, so far as the Company can now foresee, will materially affect adversely the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations set forth in this Agreement, the Amended Note Agreement or the Amended Notes.

     2.5 TRANSACTION IS LEGAL AND AUTHORIZED. The execution and delivery by the Company of this Agreement, the consummation of each of the transactions contemplated by this Agreement and the compliance by the Company with all the provisions of this Agreement, the Amended Note Agreement and the Amended
Notes: (i) are within the corporate powers of the Company; and (ii) are legal and do not conflict with, result in any breach in any of the provisions of, or constitute a default (or require any consent other than the consents heretofore obtained) under, or result in the creation of any Lien upon any Property of the Company or any Subsidiary under the provisions of, the certificate of incorporation or by-laws of the Company or any Subsidiary or any agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Property may be bound.

     2.6 GOVERNMENTAL CONSENT. Neither the nature of the Company or any Subsidiary, or of any of their respective businesses or Properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the execution and delivery of this Agreement and the Amended Notes, is such as to require an order, consent, approval, license, authorization or validation of, or filing, recording, registration or qualification with, any court or administrative or governmental authority on the part of the Company as a condition to (a) the execution, delivery or performance of this Agreement, the Amended Note Agreement or the Amended Notes, or (b) the legality, validity, binding effect or enforceability of this Agreement, the Amended Note Agreement or the Amended Notes.

     2.7 OBLIGATIONS ARE ENFORCEABLE. The obligations of the Company set forth in this Agreement, the Amended Note Agreement and the Amended Notes are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be: (i) limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally; and (ii) subject to the availability of equitable remedies.

     2.8 COMPLIANCE WITH LAW. The Company and each Subsidiary is in compliance with all laws, ordinances, governmental rules or regulations to which it is subject, the violation of which could have a material adverse effect on the business, prospects, profits, Properties or condition Financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Company or any Subsidiary to perform its respective obligations set forth in this Agreement, the Amended Note Agreement or the Amended Notes.

SECTION 3.  CONDITIONS PRECEDENT

     The amendments to the Existing Note Agreement and the Existing Notes shall become effective on the date (the "EFFECTIVE DATE") upon which all of the following conditions precedent have been satisfied:

     3.1 CONSENT OF ALL HOLDERS. The Company and all of Holders shall have executed and delivered this Agreement.

     3.2 OPINION OF COUNSEL. You shall have received from Norman R. Soland, Esq., General Counsel to the Company, a closing opinion, dated the Effective Date, substantially in the form set forth in Exhibit B attached hereto, and as to such other matters as you may reasonably request. This Section 3.2 shall constitute direction by the Company to Messr. Soland to deliver such closing opinion to you.

     3.3  WARRANTIES AND REPRESENTATIONS TRUE; COMPLIANCE WITH AGREEMENT.

          (a) WARRANTIES AND REPRESENTATIONS TRUE. The warranties and representations contained in Section 2 shall be true on the Effective Date with the same effect as though made on and as of that date.

          (b) COMPLIANCE WITH THIS AGREEMENT. The Company shall have performed and complied with all agreements and conditions contained herein that are required to be performed or complied with by the Company on or prior to the Effective Date, and such performance and compliance shall remain in effect on the Effective Date.

     3.4  OFFICER'S CERTIFICATES. You shall have received:

          (a) a certificate dated the Effective Date and signed by a senior officer of the Company, substantially in the form of Exhibit C attached hereto; and

          (b) a certificate dated the Effective Date and signed by the Secretary or an Assistant Secretary of the Company, substantially in the form of Exhibit D attached hereto.

     3.5 DELIVERY AND EXCHANGE OF NOTES. On the Effective Date, the Company shall execute and deliver to each Holder, in exchange for the Existing Notes held by such Holder, Amended Notes, dated the date of the last interest payment on the Existing Notes, with the registration numbers and in the principal amounts set forth on Annex 1 hereto and in the form of Exhibit A attached hereto.

      3.6 PRIVATE PLACEMENT NUMBER. The Company shall have obtained or caused to be obtained a private placement number for the Amended Notes from the CUSIP Service Bureau of Standard & Poor's, a division of McGraw-Hill, Inc., and you shall have been informed of such private placement number.

     3.7 EXPENSES. All fees and disbursements required to be paid pursuant to Section 5.3 shall have been paid in full.

     3.8 PROCEEDINGS SATISFACTORY. All proceedings taken in connection with the execution and delivery of this Agreement and the transactions contemplated hereby shall be satisfactory to the Holders and their special counsel; and the Holders and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith.

SECTION 4.  AMENDMENTS TO EXISTING NOTE AGREEMENT AND EXISTING NOTES.

     4.1  AMENDMENT TO SECTION 1.1 OF THE EXISTING NOTE AGREEMENT.  Section
1.1 of the Existing Note Agreement is hereby amended to read in its entirety as follows:

          1.1  DESCRIPTION OF NOTES.

          (a) On March 22, 1996, the Company authorized issue and sale of its 7.13% Senior Notes due October 1, 2011 in the aggregate principal amount of $30,000,000 (the "ORIGINAL NOTES"), dated the date of issue, bearing interest from such date at the rate of 7.13% PER ANNUM on the principal amount from time to time outstanding, such interest to be payable semi-annually on the first day of April and October in each year (commencing on October 1, 1996) and at maturity and bearing interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) overdue installments of interest at the rate of 8.13% PER ANNUM from and after the maturity thereof, whether by acceleration or otherwise, until paid, such Original Notes to mature on October 1, 2011 and be substantially in the form of Exhibit A to this Agreement, as in effect on the Closing Date.

          (b) Pursuant to the Third Amendment Agreement, the Company and the holders of the Original Notes agreed to amend and restate in full the Original Notes substantially in the form attached to the Third Amendment Agreement as Exhibit A (the "FIRST AMENDED AND RESTATED NOTES"), such First Amended and Restated Notes to be designated "First Amended and Restated 8.13% Senior Notes Due October 1, 2006"; dated October 1, 1996; bear interest on the principal amount from time to time outstanding at the rate of 7.13% PER ANNUM from and including October 1, 1996 through and including January 14, 1997, and at the rate of 8.13% from and after January 15, 1997, such interest to be payable semi-annually on the first day of April and October in each year (commencing on April 1, 1997) and at maturity; bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) overdue installments of interest, at the rate of 9.13% PER ANNUM from and after the maturity thereof, whether by acceleration or otherwise, until paid; and mature on October 1, 2006. The First Amended and Restated Notes bore additional interest at the rate of 0.50% per ANNUM during any Interest Rate Event Period.

          (c) Pursuant to the Fourth Amendment Agreement, the Company and the holders of the First Amended and Restated Notes agreed to amend and restate in full the First Amended and Restated Notes substantially in the form attached to the Fourth Amendment Agreement as Exhibit A (the "SECOND AMENDED AND RESTATED NOTES"), such Second Amended and Restated Notes to be designated "Second Amended and Restated 8.38% Senior Notes Due October 1, 2006"; dated October 1, 1997; bear interest on the principal amount from time to time outstanding at the rate of 8.13% PER ANNUM from (and including) October 1, 1997 until (but NOT including) October 16, 1997, and at the rate of 8.38% from (and including) October 16, 1997 to (and including) the date of maturity thereof, such interest to be payable semi-annually on the first day of April and October in each year and at maturity; bear interest (payable on demand) on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) overdue installments of interest at the rate of 9.38% PER ANNUM from and after the maturity thereof, whether by acceleration or otherwise, until paid; and mature on October 1, 2006. Notwithstanding anything contained herein to the contrary, in addition to the stated interest rate applicable to the Second Amended and Restated Notes (including, without limitation, the interest rate applicable to overdue payments in respect of the Second Amended and Restated Notes), the Second Amended and Restated Notes shall bear additional interest at the rate of 0.50% PER ANNUM during any Interest Rate Event Period.

          (d) The term "NOTES" as used herein shall include each Note delivered pursuant to this Agreement and the separate agreements with the other purchasers named in Schedule I hereto, and shall be deemed (i) when reference is made to a date prior to the Third Amendment Effective Date, to be a reference to the Original Notes, (ii) when reference is made to a date on or after the Third Amendment Effective Date but prior to the Fourth Amendment Effective Date, to be a reference to the First Amended and Restated Notes, and (iii) when reference is made to a date on or after the Fourth Amendment Effective Date, to be a reference to the Second Amended and Restated Notes.

          (e) Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. You and the other purchasers named in Schedule I hereto are hereinafter sometimes referred to as the "PURCHASERS". The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in Section 2 of this Agreement. The terms which are capitalized herein shall have the meanings specified in Section 5 unless the context shall otherwise require.

     4.2  AMENDMENT TO SECTION 5.1 OF THE EXISTING NOTE AGREEMENT.  Section
5.1 of the Existing Note Agreement is hereby amended to modify in their entirety or add, each in their proper alphabetical order, the following defined terms:

          "ADJUSTED SPECIAL CHARGE" shall mean an amount, limited (for purposes of this Agreement) to $28,749,000, taken as part of a special charge to income by the Company for its fiscal quarter ended October 4, 1997.

          "AGREEMENT, THIS" shall mean this Note Agreement dated as of March 22, 1996, as amended, restated or otherwise modified from time to time.

          "FIRST AMENDED AND RESTATED NOTES" IS defined in Section 1.1 hereof.

          "FOURTH AMENDMENT AGREEMENT" shall mean that certain Fourth Amendment Agreement, dated as of December 1,1997, among the Company and the holders of the Notes, pursuant to which the Note Agreement and the Notes have been amended in accordance with the terms thereof.

          "FOURTH AMENDMENT EFFECTIVE DATE" shall mean "Effective Date" as defined in the Fourth Amendment Agreement.

          "NET INCOME AVAILABLE FOR FIXED CHARGES" for any period shall mean the sum of (i) Consolidated Net Income during such period, PLUS (ii) (to the extent deducted in determining Consolidated Net Income) all provisions for any federal, state or other income taxes paid by the Company and its Subsidiaries during such period, PLUS (iii) Fixed Charges of the Company and its Subsidiaries during such period, PLUS
     (iv) with respect to each period of twelve consecutive months ending October 4, 1997, January 3, 1998, March 28, 1998 or June 20, 1998, the
     Adjusted Special Charge (but only to the extent the Adjusted Special Charge was deducted in determining Consolidated Net Income for such period).

          "NOTE AGREEMENT" shall mean, collectively, this Agreement and the similar agreements referred to in Section 1.3, in each case as amended, restated or otherwise modified from time to time.

          "ORIGINAL NOTES" is defined in Section 1.1 hereof.

          "SECOND AMENDED AND RESTATED NOTES" is defined in Section 1.1 hereof.

          "THIRD AMENDMENT AGREEMENT" shall mean that certain Third Amendment Agreement, dated as of January 15, 1997, among the Company and the holders of the Notes, pursuant to which the Note Agreement and the Notes have been amended in accordance with the terms thereof.

          "THIRD AMENDMENT EFFECTIVE DATE" shall mean "Effective Date" as defined in the Third Amendment Agreement.

          "TOTAL CAPITALIZATION" shall mean the sum of (a) Debt of the Company and its Subsidiaries, (b) deferred income taxes of the Company and its Subsidiaries, and (c) Stockholders' Equity.

     4.3  AMENDMENT TO SECTION 5.1 OF THE EXISTING NOTE AGREEMENT. Section
5.1 of the Existing Note Agreement is hereby further amended so that the reference to "8.13%" contained in the definition of "Make Whole Premium" shall instead read "8.38%".

     4.4 AMENDMENT TO EXHIBIT A TO THE EXISTING NOTE AGREEMENT. The Company and, subject to the satisfaction of the conditions set forth in Section 3, each Holder, each hereby consents and agrees to the amendment and restatement, in its entirety, of the form of Note set forth as Exhibit A to the Existing Note Agreement, to be in the form of Exhibit A attached to this Agreement. All references to "Exhibit A" in the Amended Note Agreement shall, if in reference to a date on or after the Effective Date, refer to the form of Note as amended and restated hereby.

     4.5 AMENDMENT TO EXISTING NOTES. The Company and, subject to the satisfaction of the conditions set forth in Section 3, each Holder, hereby consents and agrees that each outstanding Existing Note shall be deemed to be amended and restated to conform with the form of Note attached hereto as Exhibit A, without any further action on the part of the Company or any Holder (each such Existing Note, as amended hereby, is herein referred to, individually, as an "AMENDED NOTE", and collectively, as the "AMENDED NOTES"). Upon surrender of any outstanding Existing Note, the Company shall deliver to the registered holder thereof an Amended Note in the form attached as Exhibit A hereto, dated the date of the last interest payment thereon, and be in the outstanding principal amount of such Existing Note.

5.  MISCELLANEOUS.

     5.1 SUCCESSORS AND ASSIGNS; EFFECT OF AMENDMENT. This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto and the holders from time to time of the Notes. Except as amended herein, the terms and provisions of the Existing Note Agreement and the Existing Notes are hereby ratified, confirmed and approved in all respects.

     5.2 NO LEGEND REQUIRED. Any and all notices, requests, certificates and other instruments, including, without limitation, the Notes, may refer to the Note Agreement without making specific reference to this Fourth Amendment Agreement, but nevertheless all such references shall be deemed to include this Fourth Amendment Agreement unless the context shall otherwise require.

     5.3 FEES AND EXPENSES. On the Effective Date, the Company shall pay all reasonable costs and expenses of the Holders relating to this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of the Holders' special counsel presented to the Company on or prior to the Effective Date. The Company will also pay, upon receipt of any statement thereof, each additional statement for reasonable fees and disbursements of the Holders' special counsel rendered after the Effective Date in connection with this Agreement. The obligations of the Company under this Section 5.3 shall survive the termination of this Agreement.

     5.4 SURVIVAL. All warranties, representations, certifications and covenants made by the Company in this Agreement or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Holders and shall survive the execution of this Agreement, regardless of any investigation made by or on behalf of any Holder. All such statements made herein or in any such certificate or other instrument shall constitute warranties and representations of the Company under this Agreement and the Amended Note Agreement.

     5.5 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, internal Minnesota law.

     5.6 SECTION HEADINGS, ETC. The titles of the Sections hereof appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes and Exhibits are, unless otherwise specified, references to Annexes and Exhibits attached to this Agreement.

     5.7 DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Agreement, and each set of counterparts which, collectively, show execution by each such party to this Agreement shall constitute one duplicate original.



    [Remainder of Page Intentionally Blank. Next Page is signature page.]

   IN WITNESS WHEREOF, the Company and the Holders have executed this Agreement as of the date first above written.

                                       NASH-FINCH COMPANY


                                       By /s/ SUZANNE S. ALLEN
                                          --------------------------------
                                          Name: Suzanne S. Allen
                                          Title: Treasurer

Accepted:

HARTFORD LIFE INSURANCE COMPANY
By The Hartford Investment Management Company and by Hartford Investment Services, Inc., its Agents and Attorneys-in-Fact


By
   --------------------------------
   Name:
   Title:

HARTFORD CASUALTY INSURANCE COMPANY
By The Hartford Investment Management Company and by Hartford Investment Services, Inc., its Agents and Attorneys-in-Fact


By
   --------------------------------
   Name:
   Title:

RELIASTAR LIFE INSURANCE COMPANY


By
   --------------------------------
   Name:
   Title:

NORTHERN LIFE INSURANCE COMPANY


By
   --------------------------------
   Name:
   Title:

     IN WITNESS WHEREOF, the Company and the Holders have executed this Agreement as of the date first above written.

                                       NASH-FINCH COMPANY


                                       By
                                          --------------------------------
                                          Name:
                                          Title:

Accepted:

HARTFORD LIFE INSURANCE COMPANY
By The Hartford Investment Management Company and by Hartford Investment Services, Inc., its Agents and Attorneys-in-Fact


By /s/ Betsy Roberts
   --------------------------------
   Name: BETSY ROBERTS
   Title: SENIOR VICE PRESIDENT

HARTFORD CASUALTY INSURANCE COMPANY
By The Hartford Investment Management Company and by Hartford Investment Services, Inc., its Agents and Attorneys-in-Fact


By /s/ Betsy Roberts
   --------------------------------
   Name: BETSY ROBERTS
   Title: SENIOR VICE PRESIDENT

RELIASTAR LIFE INSURANCE COMPANY


By
   --------------------------------
   Name:
   Title:

NORTHERN LIFE INSURANCE COMPANY


By
   --------------------------------
   Name:
   Title:

     IN WITNESS WHEREOF, the Company and the Holders have executed this Agreement as of the date first above written.

                                       NASH-FINCH COMPANY


                                       By
                                          --------------------------------
                                          Name:
                                          Title:

Accepted:

HARTFORD LIFE INSURANCE COMPANY
By The Hartford Investment Management Company and by Hartford Investment Services, Inc., its Agents and Attorneys-in-Fact


By
   --------------------------------
   Name:
   Title:

HARTFORD CASUALTY INSURANCE COMPANY
By The Hartford Investment Management Company and by Hartford Investment Services, Inc., its Agents and Attorneys-in-Fact


By
   --------------------------------
   Name:
   Title:

RELIASTAR LIFE INSURANCE COMPANY


By /s/ James V. Wittich
   --------------------------------
   Name:  James V. Wittich
   Title: Authorized Representative

NORTHERN LIFE INSURANCE COMPANY


By /s/ James V. Wittich
   --------------------------------
   Name: James V. Wittich
   Title: Assistant Treasurer

                                   ANNEX 1
                      (TO FOURTH AMENDMENT AGREEMENT)

------------------------------------------------------------------------------------
   Names and Addresses of           Registration Number and  Registration Number and
            of                         Principal Amount of     Principal Amount of
    Registered Holders                    Existing Notes          Amended Notes
------------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY          R-5; $15,000,000       R-1; $15,000,000
c/o Hartford Investment Management
Company
P.O. Box 1744
Hartford, Connecticut 06114-1744
------------------------------------------------------------------------------------
HARTFORD CASUALTY INSURANCE COMPANY      R-6; $ 5,000,000       R-2; $ 5,000,000
c/o Hartford Investment Management
Company
P.O. Box 1744
Hartford, Connecticut 06114-1744
------------------------------------------------------------------------------------
RELIASTAR LIFE INSURANCE COMPANY         R-3; $ 4,000,000       R-3; $ 4,000,000
c/o ReliaStar Investment Research
100 Washington Avenue South
Suite 800
Minneapolis, MN 55401-2147
------------------------------------------------------------------------------------
NORTHERN LIFE INSURANCE COMPANY          R-4; $ 6,000,000       R-4; $ 6,000,000
ReliaStar Investment Research, Inc.
100 Washington Square, Suite 800
Minneapolis, MN 55401-2147
------------------------------------------------------------------------------------

                                    Annex 1-1

                                    EXHIBIT A
                         (TO FOURTH AMENDMENT AGREEMENT)

                                  [FORM OF NOTE]

                                NASH-FINCH COMPANY

        SECOND AMENDED AND RESTATED 8.38% SENIOR NOTE DUE OCTOBER 1, 2006

                                  PPN: 631158 G* 7

No. R-                                                                    [Date]
      --------

$
 ----------

     NASH-FINCH COMPANY, a Delaware corporation (the "COMPANY'), for value received hereby promises to pay to or registered assigns the principal amount of

                                                            DOLLARS ($         )

on October 1, 2006, together with interest (computed on the basis of a 360-day year of twelve consecutive 30-day months) on the principal amount from time to time remaining unpaid hereon (i) at the rate of 8.13% PER ANNUM from the date hereof until (but NOT including) October 16, 1997, and (ii) at the rate of 8.38% PER ANNUM from (and including) October 16, 1997, until (and including) the date of maturity hereof, in each case, in installments payable on the first (1st) day of April and October in each year, commencing on the later of April 1, 1998 or the payment date next succeeding the date hereof. The Company further promises to pay on demand interest on each overdue installment of principal, premium, if any, and (to the extent legally enforceable) on each overdue installment of interest, at the rate of 9.38% PER ANNUM, in each case from and after the maturity of each such installment, whether by acceleration or otherwise, until paid. Subject to Section 2.5 of the Note Agreements hereinafter referred to, the principal hereof, premium, if any, and interest hereon are payable at the principal office of the Company in Minneapolis, Minnesota, in coin or currency of the United States of America which at the time of payment shall be legal tender for payment of public and private debts. Notwithstanding anything contained herein to the contrary, in addition to the stated interest rate applicable to the Notes (including, without limitation, the interest rate applicable to overdue payments in respect of the Notes), the Notes shall bear additional interest at the rate of 0.50% PER ANNUM during any Interest Rate Event Period.

     This Note is one of the Second Amended and Restated 8.38% Senior Notes due October 1, 2006 of the Company in the aggregate principal amount of $30,000,000 (the "NOTES") issued or to be issued under and pursuant to the terms and provisions of separate and several Note Agreements each dated as of March 22, 1996 (collectively, as amended from time to time, the "NOTE AGREEMENTS") entered into by the Company with the institutional investors named in Schedule I thereto, as amended by that certain First Amendment dated as of November 15, 1996, that certain Second Amendment dated as of November 15, 1996, that certain Third Amendment

                                    Exhibit A-1

Agreement dated as of January 15, 1997 and that certain Fourth Amendment Agreement dated as of December 1, 1997. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein, to which Note Agreements reference is hereby made for the statement thereof. Capitalized terms used in this Note and not otherwise defined herein shall have the respective meanings ascribed thereto in the Note Agreements.

     This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity date, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

     The Company promises to make required prepayments of principal (in certain cases together with any applicable premium) on the dates and in the amounts specified in the Note Agreements. The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written statement of transfer duly executed by the registered holder of this Note or his attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

     The Notes amend and restate, and have been delivered in substitution for and replacement of, $30,000,000 in aggregate principal amount of the Company's First Amended and Restated 8.13% Senior Notes due October 1, 2006 (the "FIRST AMENDED AND RESTATED NOTES"), formerly executed by the Company and payable to the original holders of the Notes. The obligations formerly evidenced by the First Amended and Restated Notes are continuing obligations and nothing contained in the Notes shall be deemed to constitute payment, settlement or a novation of the First Amended and Restated Notes.

                                       NASH-FINCH COMPANY

                                       By
                                          ------------------------------
                                          Name:
                                          Title:

                                    Exhibit A-2

                                     EXHIBIT B
                          (TO FOURTH AMENDMENT AGREEMENT)

                [FORM OF CLOSING OPINION OF COUNSEL TO THE COMPANY]

                       [LETTERHEAD OF NORMAN R. SOLAND, ESQ.]

                                       [Effective Date]

To the Institutional Investors
 listed on Annex 1 hereto

Ladies and Gentlemen:

     Reference is made to the Fourth Amendment Agreement (the "FOURTH AMENDMENT AGREEMENT"), dated as of December 1, 1997, among Nash-Finch Company, a Delaware corporation (the "COMPANY") and the institutional investors parties thereto (the "HOLDERS"), in respect of the Company's separate Note Agreements dated as of March 22, 1996 (collectively, as amended by that certain First Amendment dated as of November 15, 1996, that certain Second Amendment dated as of November 15, 1996 and that certain Third Amendment Agreement dated as of January 15, 1997, the "EXISTING NOTE AGREEMENT", and as further amended by the Fourth Amendment Agreement, the "AMENDED NOTE AGREEMENT"). Capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed thereto in the Amended Note Agreement.

     I am General Counsel of the Company, and have acted in such capacity in connection with the transactions contemplated by the Fourth Amendment Agreement. This opinion is delivered to you pursuant to Section 3.2 of the Fourth Amendment Agreement. In acting as such capacity, I have examined:

         (a)  the Fourth Amendment Agreement;

         (b)  the Existing Note Agreement;

         (c) the Company's Second Amended and Restated 8.38% Senior Notes Due October 1, 2006, substantially in the form of Exhibit A to the Fourth Amendment Agreement and dated October 1, 1997, in the respective principal amounts, bearing the registration numbers and payable to the Holders specified on Annex 1 to the Fourth Amendment Agreement (the "AMENDED NOTES"), which Amended Notes are in the aggregate principal amount of $30,000,000 and have been issued in substitution and replacement of an equal aggregate principal amount of the Company's First Amended and Restated 8.13% Senior Notes Due October 1, 2006 (the "EXISTING NOTES");

          (d) all other documents executed and delivered by the Company in connection with the transactions contemplated by the Fourth Amendment Agreement; and

                                   Exhibit B-1

          (e) a copy of the Restated Certificate of Incorporation of the Company, as amended (the "RESTATED CERTIFICATE OF INCORPORATION"), and as certified on a recent date by the Secretary of the State of Delaware as being true, complete and in effect as of the date thereof;

          (f) a copy of the bylaws of the Company, as certified by an officer thereof as being true, complete and in effect;

          (g)  resolutions of the Board of Directors of the Company dated
     [            ], 1997, pursuant to which the Company is authorized,
     among other things, to enter into the Fourth Amendment Agreement and execute and deliver the Amended Notes, as certified by an officer thereof as being true, complete and in effect;

          (h) a Good Standing Certificate for the Company, of recent date, issued by the Office of the Secretary of State of Delaware; and

          (i) originals, or copies certified or otherwise identified to my satisfaction, of such other documents, records, instruments and certificates of public officials as I have deemed necessary or appropriate to enable me to render this opinion.

     In rendering this opinion, I have relied, to the extent I deem necessary and proper, on warranties and representations as to certain factual matters contained in the Fourth Amendment Agreement and the certificates of officers of the Company executed in connection therewith. I have no actual knowledge of any material inaccuracies in any of such representations and warranties contained therein.

     In rendering this opinion, I have assumed the following:

          (A)  the authenticity of all documents submitted to me as originals;

          (B) the conformity of any documents submitted to me as certified or photostatic copies to their respective originals;

          (C) the authenticity of all signatures (other than those of officers and directors of the Company);

          (D)  the legal capacity of all natural persons;

          (E) the accuracy of all reports and certificates received from public officials; and

          (F) as to Persons other than the Company and individuals acting on behalf of the Company, the corporate power, authority and legal right to execute and deliver, the due execution and delivery of, and the enforceability against such Persons of, the Existing Note Agreement, the Fourth Amendment Agreement and the Amended Note Agreement, and all documents, instruments and agreements contemplated thereby.

                                   Exhibit B-2

     To the extent that the obligations of the Company may be dependent upon such matters, I assume that each Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, that each has all requisite governmental certificates of authority, licenses, permits, consents and qualifications to engage in the transactions covered by this opinion and that the Fourth Amendment Agreement has been duly executed by an officer or officers of each Holder and that such agreement is a legal, valid, binding and enforceable obligation of each Holder.

     Based on the foregoing, I am of the opinion that:

     1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and corporate authority to issue the Amended Notes, to execute and deliver the Fourth Amendment Agreement and the Amended Notes, and to perform its respective obligations under the Fourth Amendment Agreement, the Amended Note Agreement and the Amended Notes.

     2. The Company has full corporate power and corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the Properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary and where the failure to be so qualified or licensed, in the aggregate for all such failures, could reasonably be expected to have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company.

     3. Each of the Fourth Amendment Agreement and the Amended Notes has been duly authorized by all necessary corporate action on the part of the Company, and has been duly executed and delivered by the Company.

     4. Each of the Fourth Amendment Agreement, the Amended Note Agreement and the Amended Notes constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the lawful execution, delivery and performance of the Fourth Amendment Agreement, the Amended Note Agreement or the Amended Notes;

     6. Neither the issuance of the Amended Notes in substitution and exchange for the Existing Notes, nor the execution, delivery and performance by the Company of the Fourth Amendment Agreement and Amended Note Agreement, as the case may be, conflicts with applicable laws, rules or regulations or results in any breach of the provisions of or constitutes a default under or results in the creation or imposition of any Lien or encumbrance upon any of the Property of the Company pursuant to the provisions of the Restated Certificate of Incorporation or By-laws of the Company or any agreement or other instrument known to me to which the Company is a party or by which the Company may be bound.

                                  Exhibit B-3

     7. The issuance, execution and delivery of the Amended Notes under the circumstances contemplated by the Fourth Amendment Agreement do not, under existing law, require the registration of the Amended Notes under the Securities Act of 1933, as amended, or the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939 as amended.

     8. Neither the issuance of the Amended Notes in substitution and exchange for the Existing Notes, or the application of the proceeds of the Original Notes, has violated or will result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G. T and X of the Board of Governors of the Federal Reserve System.

     I am an attorney admitted to practice in the State of Minnesota and I express no opinion as to any laws other than federal laws of the United States of America and the General Corporation Law of the State of Delaware.

     I acknowledge that this opinion is being issued at the request of the Company pursuant to Section 3.2 of the Fourth Amendment Agreement and I agree that the parties listed on Annex 1 hereto may rely and are relying hereon in connection with the consummation of the transactions contemplated by the Fourth Amendment Agreement. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose, except that copies of this opinion may be supplied to regulatory authorities having jurisdiction over the affairs of any Holder or subsequent holder of an Amended Note. Notwithstanding the foregoing, subsequent holders of the Notes may rely on this opinion as if it were addressed to them; provided, however, that this opinion speaks only as of the date above written, and I hereby expressly disclaim any duty to update any of the statements made herein.

                                       Very truly yours,












                                  Exhibit B-4

                                    ANNEX 1
                                  ADDRESSEES

HARTFORD LIFE INSURANCE COMPANY
c/o Hartford Investment Management Company
P.O. Box 1744
Hartford, Connecticut 06114-1744

HARTFORD CASUALTY INSURANCE COMPANY
c/o Hartford Investment Management Company
P.O. Box 1744
Hartford, Connecticut 06114-1744

RELIASTAR LIFE INSURANCE COMPANY
c/o ReliaStar Investment Research
100 Washington Avenue South
Suite 800
Minneapolis, MN 55401-2147

NORTHERN LIFE INSURANCE COMPANY
ReliaStar Investment Research, Inc.
100 Washington Square, Suite 800
Minneapolis, MN 55401-2147



                                  Exhibit B-5

                                   EXHIBIT C
                        (TO FOURTH AMENDMENT AGREEMENT)

                        [FORM OF OFFICER'S CERTIFICATE]

                               NASH-FINCH COMPANY
                             CERTIFICATE OF OFFICER

     I, [             ], hereby certify that I am the [                ]
of NASH-FINCH COMPANY, a Delaware corporation (the "Company"), and that, as such, I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

     1. This Certificate is being delivered pursuant to Section 3.4(a) of the Fourth Amendment Agreement (the "Fourth Amendment Agreement"), dated as of December 1, 1997, among the Company and the Holders (as defined therein), in respect of the Company's separate Note Agreements dated as of March 22, 1996 (collectively, as amended by that certain First Amendment dated as of November 15, 1996, that certain Second Amendment dated as of November 15, 1996, that certain Third Amendment Agreement dated as of January 15, 1997 and the Fourth Amendment Agreement, the "Note Agreement"). The terms used in this Certificate and not defined herein have the respective meanings specified in the Note Agreement.

     2. The warranties and representations contained in Section 2 of the Fourth Amendment Agreement are true on the date hereof with the same effect as though made on and as of the date hereof.

     3. The Company has performed and complied with all agreements and conditions contained in the Fourth Amendment Agreement that are required to be performed or complied with by the Company before or at the date hereof.

     4.  [                            ], from [                     ], 1997
[DATE OF RESOLUTIONS] to the date hereof, inclusive, has been and is the duly elected, qualified and acting Secretary of the Company, and the signature appearing on the Certificate of Secretary dated the date hereof and delivered to the Purchasers and the Holders contemporaneously herewith is his genuine signature.

     IN WITNESS WHEREOF, I have executed this Certificate in the name and on behalf of the Company on December [ ], 1997. [EFFECTIVE DATE]

                                       NASH-FINCH COMPANY


                                       By:
                                           ---------------------------------
                                            Name:

                                   Exhibit C-1

                                    EXHIBIT D
                         (TO FOURTH AMENDMENT AGREEMENT)

                        [FORM OF SECRETARY'S CERTIFICATE]

                                NASH-FINCH COMPANY
                            CERTIFICATE OF SECRETARY]

     I, [          ], hereby certify that I am the duly elected, qualified and acting Secretary of NASH-FINCH COMPANY, a Delaware corporation (the "Company"), and that, as such, I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

     1. This certificate is being delivered pursuant to Section 3.4(b) of the Fourth Amendment Agreement (the "Fourth Amendment Agreement"), dated as of December 1, 1997, among the Company and the Holders (as defined therein), in respect of the Company's separate Note Agreements dated as of March 22, 1996 (collectively, as amended by that certain First Amendment dated as of November 15, 1996, that certain Second Amendment dated as of November 15, 1996, that certain Third Amendment Agreement dated as of January 15, 1997 and the Fourth Amendment Agreement, the "Note Agreement"). The terms used in this Certificate and not defined herein have the respective meanings specified in the Note Agreement.

     2. Attached hereto as Attachment A is a true and correct copy of resolutions, and the preamble thereto, adopted by the board of directors of the Company (the "Board of Directors") on [ _ ], 1997, and such resolutions and preamble set forth in Attachment A hereto were duly adopted by the Board of Directors and are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are filed with the records of the Board of Directors.

     3. The documents listed below were executed and delivered by the Company pursuant to and in accordance with the resolutions set forth in Attachment A hereto and said documents as executed are substantially in the form submitted to and approved by the Board of Directors as aforementioned:

         (a)  the Fourth Amendment Agreement; and

         (b) the Second Amended and Restated Notes, in the principal amounts, bearing the registration numbers and payable to the Holders specified on Annex 1 to the Fourth Amendment Agreement.

     4. Attached hereto as Attachment B is a true, correct and complete copy of the bylaws of the Company as in full force and effect on and as of the date hereof, which bylaws were last amended by the Board of Directors on May 9, 1995, and have been in full effect in said form at all times from such date to the date hereof, inclusive, without modification or amendment in any respect.


                             Exhibit D-1

     5. Each of the following named persons is and has been a duly elected, qualified and acting officer of the Company holding the office or offices set
forth below opposite his name from [           ], 1997 [DATE OF RESOLUTIONS]
to the date hereof, inclusive:

                 [List Only Officers Executing Documents]

     Name                        Office                      Signature
                        [Chairman of the-Board]         /s/
                                                            -------------------
                        [President]                     /s/
                                                            -------------------
                        [Vice President, Finance]       /s/
                                                            -------------------
                        [Secretary]                     /s/
                                                            -------------------
                        [Assistant Secretary]           /s/
                                                            -------------------
                        [Treasurer]                     /s/
                                                            -------------------
                        [Comptroller]                   /s/
                                                            -------------------

     6. The signature appearing opposite the name of each such person set forth above is his or her genuine signature.

     7. Attached hereto as Attachment C is a true, correct and complete copy of the Company's Certificate of Incorporation (including all amendments thereto), as in full force and effect on and as of the date hereof, which
have been in full effect in said form at all times from [           ], 1997
[DATE OF RESOLUTIONS] to the date hereof, inclusive, without modification or amendment in any respect.

     IN WITNESS WHEREOF, I have hereunto set my hand on December [ ], 1997. [EFFECTIVE DATE]

                                       NASH-FINCH COMPANY


                                       --------------------------------
                                           Secretary



                                   Exhibit D-2

                                  ATTACHMENT A

                               BOARD OF DIRECTORS
                                NASH-FINCH COMPANY
                               RESOLUTIONS ADOPTED

     WHEREAS, there has been submitted to this Board a draft of the form of Fourth Amendment Agreement (together with all annexes and exhibits thereto, the "Fourth Amendment Agreement"), to be entered into by the Company and the holders of the Company's First Amended and Restated 8.13% Senior Notes Due October 1, 2006 (the "Holders"), in respect of the Company's separate Note Agreements dated as of March 22, 1996 (collectively, as amended by that certain First Amendment dated as of November 15, 1996, that certain Second Amendment dated as of November 15, 1996, that certain Third Amendment Agreement dated as of January 15, 1997 and the Fourth Amendment Agreement, the "Note Agreement"); and

     WHEREAS, this Board has reviewed in detail and discussed the terms and provisions of the Fourth Amendment Agreement (including the form of the Second Amended and Restated 8.38% Senior Notes Due October 1, 2006 specified therein); and

     WHEREAS, on the basis of its review of the Fourth Amendment Agreement and of the principal terms and provisions of the transactions provided for therein, this Board deems it advisable and in the best interest of the Company that the transactions provided in the Fourth Amendment Agreement be consummated substantially in accordance with the provisions of the Fourth Amendment Agreement; and

     WHEREAS, terms used in these preambles and resolutions and not herein defined shall have the respective meanings ascribed to them in the Note Agreement;

     NOW THEREFORE, BE IT RESOLVED, that the form of, and each of the terms and provisions contained in, the Fourth Amendment Agreement are hereby authorized and approved in each and every respect; and each and every transaction effected or to be effected pursuant to and substantially in accordance with the terms of the Fourth Amendment Agreement and the Note Agreement, including, but not limited to, each specific transaction that is described, authorized and approved in these resolutions, is hereby authorized and approved in each and every respect; and

     RESOLVED, that the Company enter into the Second Amendment Agreement with the Holders; and that each of the Chairman of the Board, the President, any Vice President, the Treasurer and each other officer of the Company (each an "Authorized Officer") is hereby severally authorized to execute and deliver, in the name and on behalf of the Company, the Fourth Amendment Agreement, substantially in the form thereof presented to this Board and heretofore approved, with such changes therein as shall be approved by the officer executing and delivering the same, such approval to be evidenced conclusively by such execution and delivery; and

     RESOLVED, that the Company amend and restate the First Amended and Restated Notes in the form of the Second Amended and Restated Note set forth as Exhibit A to the Fourth

                                  Exhibit D-3

Amendment Agreement to, among other things, increase the interest rate applicable to the Notes from 8.13% PER ANNUM to 8.38% PER ANNUM as provided in the Fourth Amendment Agreement, and that each Authorized Officer is hereby severally authorized to execute and deliver the Second Amended and Restated Notes in the name of the Company, substantially in the form attached to the Fourth Amendment Agreement and presented to the Board and heretofore approved, with such changes therein as shall be approved by the officer or officers executing and delivering the same, such approval to be evidenced conclusively by such execution and delivery; and

     RESOLVED, that this Board hereby authorizes each of the Authorized Officers, severally, to execute and deliver for and on behalf of the Company the certificates required by the Fourth Amendment Agreement; and

     RESOLVED, that the Authorized Officers and any person or persons designated and authorized so to act by any Authorized Officer are hereby each severally authorized to do and perform or cause to be done and performed, in the name and on behalf of the Company, all other acts, to pay or cause to be paid, on behalf of the Company, all related costs and expenses and to execute and deliver or cause to be executed and delivered such other notices, requests, demands, directions, consents, approvals, orders, applications, agreements, instruments, certificates, undertakings, supplements, amendments, further assurances or other communications of any kind, under the corporate seal of the Company or otherwise and in the name of and on behalf of the Company or otherwise, as he, she or they may deem necessary, advisable or appropriate to effect the intent of the foregoing Resolutions or to comply with the requirements of the instruments approved and authorized by the foregoing Resolutions, including but not limited to the Fourth Amendment Agreement and the Second Amended and Restated Notes; and

     RESOLVED, that any acts of any Authorized Officer of the Company and of any person or persons designated and authorized to act by any Authorized Officer of the Company, which acts would have been authorized by the foregoing Resolutions except that such acts were taken prior to the adoption of such Resolutions, are hereby severally ratified, confirmed, approved and adopted as the acts of the Company; and

     RESOLVED, that each of the Secretary and each Assistant Secretary of the Company is hereby severally authorized and empowered to certify to the passage of the foregoing Resolutions and to execute and deliver for and on behalf of the Company the certificates required by the Fourth Amendment Agreement under the seal of this Company or otherwise.

                                  Exhibit D-4

                                  Attachment B

                             Bylaws of the Company


[TO BE SUPPLIED BY COMPANY]




                                 Exhibit D-5

                                 Attachment C

                         Certificate of Incorporation
                                of the Company


[TO BE SUPPLIED BY COMPANY]







                                  Exhibit D-6